Morgan Stanley Dean Witter Insured                       Two World Trade Center,
Municipal Securities                                    New York, New York 10048
Letter to the Shareholders April 30, 2000

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year. Strong growth pushed the unemployment rate to a 30-year low. Rising commodity prices heightened concern about inflation. The price of oil moved above $30 per barrel prior to ending April at $25 per barrel. Between June 1999 and March 2000, the Federal Reserve Board raised the federal funds rate in five, 25-basis-point moves to reach 6.00 percent. The Fed subsequently demonstrated its resistance to inflation by raising the federal funds rate another 50 basis points to 6.50 percent in May. Economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. In February, the U.S. Treasury announced plans to retire debt with the federal budget surplus. This precipitated a 50-75 basis-point rally in longer Treasury maturities.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of 5.05 percent but increased to 5.97 percent by calendar year-end. This index reached a high of 6.18 percent in January 2000 before ending April at 5.93 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly last year and improve modestly in the first four months of 2000.

The ratio of municipal yields as a percentage of Treasury yields has been used historically as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the end of 1999 to 99 percent at the end of April 2000 was primarily the result of the magnitude of the rally in long Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent last year. Refunding activity, the most interest-rate-sensitive component of supply, was down more than 50 percent. In the first four months of this year, volume was 30 percent lower than in the same period last year.

Morgan Stanley Dean Witter Insured Municipal Securities
Letter to the Shareholders April 30, 2000, continued


                         30-YEAR BOND YIELDS 1994-2000

           AAA                                       AAA
  Date     Ins     Tsy  % Relationship      Date     Ins    Tsy   % Relationship

12/31/93   5.40%  6.34%     85.17%        03/31/97   5.90   7.10       83.10%
01/31/94   5.40   6.24      86.54%        04/30/97   5.75   6.94       82.85%
02/28/94   5.80   6.66      87.09%        05/30/97   5.65   6.91       81.77%
03/31/94   6.40   7.09      90.27%        06/30/97   5.60   6.78       82.60%
04/29/94   6.35   7.32      86.75%        07/30/97   5.30   6.30       84.13%
05/31/94   6.25   7.43      84.12%        08/31/97   5.50   6.61       83.21%
06/30/94   6.50   7.61      85.41%        09/30/97   5.40   6.40       84.38%
07/29/94   6.25   7.39      84.57%        10/31/97   5.35   6.15       86.99%
08/31/94   6.30   7.45      84.56%        11/30/97   5.30   6.05       87.60%
09/30/94   6.55   7.81      83.87%        12/31/97   5.15   5.92       86.99%
10/31/94   6.75   7.96      84.80%        01/31/98   5.15   5.80       88.79%
11/30/94   7.00   8.00      87.50%        02/28/98   5.20   5.92       87.84%
12/30/94   6.75   7.88      85.66%        03/31/98   5.25   5.93       88.53%
01/31/95   6.40   7.70      83.12%        04/30/98   5.35   5.95       89.92%
02/28/95   6.15   7.44      82.66%        05/29/98   5.20   5.80       89.66%
03/31/95   6.15   7.43      82.77%        06/30/98   5.20   5.65       92.04%
04/28/95   6.20   7.34      84.47%        07/31/98   5.18   5.71       90.72%
05/31/95   5.80   6.66      87.09%        08/31/98   5.03   5.27       95.45%
06/30/95   6.10   6.62      92.15%        09/30/98   4.95   5.00       99.00%
07/31/95   6.10   6.86      88.92%        10/31/98   5.05   5.16       97.87%
08/31/95   6.00   6.66      90.09%        11/30/98   5.00   5.06       98.81%
09/29/95   5.95   6.48      91.82%        12/31/98   5.05   5.10       99.02%
10/31/95   5.75   6.33      90.84%        01/31/99   5.00   5.09       98.23%
11/30/95   5.50   6.14      89.58%        02/28/99   5.10   5.58       91.40%
12/29/95   5.35   5.94      90.07%        03/31/99   5.15   5.63       91.47%
01/31/96   5.40   6.03      89.55%        04/30/99   5.20   5.66       91.87%
02/29/96   5.60   6.46      86.69%        05/31/99   5.30   5.83       90.91%
03/29/96   5.85   6.66      87.84%        06/30/99   5.47   5.96       91.78%
04/30/96   5.95   6.89      86.36%        07/31/99   5.55   6.10       90.98%
05/31/96   6.05   6.99      86.55%        08/31/99   5.75   6.06       94.88%
06/28/96   5.90   6.89      85.63%        09/30/99   5.85   6.05       96.69%
07/31/96   5.85   6.97      83.93%        10/31/99   6.03   6.16       97.89%
08/30/96   5.90   7.11      82.98%        11/30/99   6.00   6.29       95.39%
09/30/96   5.70   6.93      82.25%        12/31/99   5.97   6.48       92.13%
10/31/96   5.65   6.64      85.09%        01/31/00   6.18   6.49       95.22%
11/29/96   5.50   6.35      86.61%        02/29/00   6.04   6.14       98.37%
12/31/96   5.60   6.63      84.46%        03/31/00   5.82   5.83       99.83%
01/31/97   5.70   6.79      83.95%        04/30/00   5.91   5.96       99.16%
02/28/97   5.65   6.80      83.09%

Source: Municipal Market Data -- A Division of Thomson Financial Municipal
        Group and Bloomberg L.P.


PERFORMANCE

During the six-month period ended April 30, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Insured Municipal Securities (IMS) increased from $14.60 to $14.70 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.39 per share and a taxable dividend of $0.009608 paid in December 1999, the Trust's total NAV return was 3.97 percent. IMS's value on the New York Stock Exchange (NYSE) increased from $12.625 to $12.75 per share during this period. Based on this change plus reinvestment of dividends, IMS's total market return was 4.22 percent. On April 30, 2000, IMS's share price was at a 13.27 percent discount to its NAV.

Monthly dividends for the second quarter of 2000, declared in March, were unchanged at $0.065 per share. The Trust's level of undistributed net investment income was $0.068 per share on April 30, 2000, versus $0.078 per share six months earlier.

Morgan Stanley Dean Witter Insured Municipal Securities
Letter to the Shareholders April 30, 2000, continued

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 11 long-term sectors and 38 credits. At the end of April, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest rate changes, was 7.7 years. Issues in the refunded bond category comprised 16 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. Current information on the portfolio's credit enhancements, sector distribution and geographic diversification is provided in the accompanying charts and tables. Optional call provisions, by year, with their respective cost
(book) yields are also shown.

LOOKING AHEAD

The Federal Reserve Board has expressed concern about consumer wealth and rising prices. We anticipate that the central bank will continue to increase short-term interest rates in an effort to slow the economy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended April 30, 2000, the Trust purchased and retired 3.4 percent of its common stock (295,400 shares) at a weighted average market discount of 13.13 percent. The anti-dilutive effect of acquiring treasury shares is reported in the table of Financial Highlights on page 14.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ CHARLES A. FIUMEFREDDO                     /s/ MITCHELL M. MERIN
--------------------------                     ---------------------
CHARLES A. FIUMEFREDDO                         MITCHELL M. MERIN
Chairman of the Board                          President

Morgan Stanley Dean Witter Insured Municipal Securities
Letter to the Shareholders April 30, 2000, continued


                      LARGEST SECTORS AS OF APRIL 30, 2000
                               (% OF NET ASSETS)

                          ELECTRIC             23%
                          REFUNDED             16%
                          HOSPITAL             13%
                          TRANSPORTATION       10%
                          GENERAL OBLIGATION   10%
                          WATER & SEWER         9%
                          EDUCATION             5%
                          IDR/PCR*              5%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.




                    CREDIT ENHANCEMENTS AS OF APRIL 30, 2000
                        (% OF TOTAL LONG-TERM PORTFOLIO)

                          MBIA                 44%
                          AMBAC                31%
                          FGIC                 20%
                          CONNIE LEE            3%
                          FSA                   2%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


                        GEOGRAPHIC SUMMARY OF INVESTMENTS
                BASED ON MARKET VALUE AS A PERCENT OF NET ASSETS

                                 APRIL 30, 2000


   ALABAMA ......................     2.5%   KANSAS .......................    2.9%    OHIO .........................    2.2%
   ALASKA .......................     3.4    LOUISIANA ....................    0.7     RHODE ISLAND .................    1.6
   CALIFORNIA ...................    18.2    MASSACHUSETTS ................    2.2     SOUTH CAROLINA ...............    4.4
   DISTRICT OF COLUMBIA .........     1.4    MICHIGAN .....................    1.7     UTAH .........................    3.0
   FLORIDA ......................     7.5    MISSOURI .....................    0.7     VIRGINIA .....................    3.7
   GEORGIA ......................     4.9    NEVADA .......................    4.9     WASHINGTON ...................    2.5
   HAWAII .......................     6.3    NEW HAMPSHIRE ................    2.4     WISCONSIN ....................    1.7
   ILLINOIS .....................    11.4    NEW JERSEY ...................    1.3                                      ----
   INDIANA ......................     4.3    NEW YORK .....................    2.2     TOTAL ........................   98.0%
                                                                                                                        ====

-----------------
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Dean Witter Insured Municipal Securities
Letter to the Shareholders April 30, 2000, continued


                      CALL AND COST (BOOK) YIELD STRUCTURE
                                 APRIL 30, 2000

                            PERCENT CALLABLE*           WEIGHTED AVERAGE
                                                        CALL PROTECTION: 6 YEARS


  0%    0%     5%     17%    57%    0%     0%     0%     3%     12%    6%
----   ----   ----   ----   ----   ----   ----   ----   ----   ----   -----
2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010+


                              YEARS BONDS CALLABLE


                      COST (BOOK) YIELD**                     WEIGHTED AVERAGE
                                                              BOOK YIELD: 6.1%


  0%     0%   6.2%   6.2%   6.3%     0%     0%     0%   5.7%   5.5%   5.9%
----   ----   ----   ----   ----   ----   ----   ----   ----   ----   -----
2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010+




*    %BASED ON LONG-TERM PORTFOLIO.
** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST EARNED A BOOK YIELD OF 6.2% ON 5% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2002.
     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Dean Witter Insured Municipal Securities
Portfolio of Investments April 30, 2000 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                                 COUPON      MATURITY
 THOUSANDS                                                                                  RATE         DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (96.7%)
            General Obligation (9.7%)
 $   4,000  California, Refg Dtd 10/01/98 (MBIA) .......................................... 4.50 %     10/01/28    $  3,173,800
     3,000  Chicago, Illinois, Refg Ser 1993 B (AMBAC) .................................... 5.125      01/01/22       2,693,760
     6,000  Washoe County School District, Nevada, Ltd Tax Ser 04/01/94 A (MBIA) .......... 5.75       06/01/13       6,076,380
 ---------                                                                                                         ------------
    13,000                                                                                                           11,943,940
 ---------                                                                                                         ------------

            Educational Facilities Revenue (5.3%)
     2,000  District of Columbia, National Academy of Sciences Ser 1999 A (AMBAC) ......... 5.00       01/01/19       1,766,760
     2,000  New York State Dormitory Authority, Fordham University Ser 1994 (FGIC) ........ 5.50       07/01/23       1,897,040
     1,000  Ohio University, General Receipts Ser 1999 (FSA) .............................. 5.25       12/01/19         933,940
     2,000  Rhode Island Health & Educational Building Corporation, Providence
             College Ser 1993 (MBIA) ...................................................... 5.60       11/01/22       1,909,020
 ---------                                                                                                         ------------
     7,000                                                                                                            6,506,760
 ---------                                                                                                         ------------

            Electric Revenue (22.7%)
     4,000  Anchorage, Alaska, Refg Ser 1993 (MBIA) ....................................... 6.20       12/01/13       4,128,000
     4,000  Sacramento Municipal Utility District, California, Refg 1994 Ser I (MBIA) ..... 6.00       01/01/24       4,032,080
     3,000  Municipal Electric Authority of Georgia, Power Ser EE (AMBAC) ................. 6.00       01/01/22       3,006,840
     3,400  Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC) ...................... 6.375      09/01/23       3,509,446
     2,000  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA) ......... 5.375      01/01/25       1,859,340
     4,000  Utah Municipal Power Agency, Refg Ser 1993 A (FGIC) ........................... 5.25       07/01/18       3,718,440
     5,000  Bedford, Virginia, Hydro Ser 1994 (AMBAC) ..................................... 5.25       06/01/25       4,516,500
     3,000  Tacoma, Washington, Refg 1994 (FGIC) .......................................... 6.25       01/01/15       3,116,850
 ---------                                                                                                         ------------
    28,400                                                                                                           27,887,496
 ---------                                                                                                         ------------

            Hospital Revenue (12.8%)
     3,000  Morgan County - Decatur Health Care Authority, Alabama, Decatur
              General Hospital Ser 1994 (Connie Lee) ...................................... 6.375      03/01/24       3,045,900
     4,000  California Statewide Communities Development Authority, Sharp Health
              Care COPs (MBIA) ............................................................ 6.00       08/15/24       4,026,640
     3,000  Volusia County Health Facilities Authority, Florida, Memorial Health
              Refg & Impr Ser 1994 (AMBAC) ................................................ 5.75       11/15/20       2,960,760
     3,000  Massachusetts Health & Educational Facilities Authority, Lahey Clinic
              Medical Center Ser B (MBIA) ................................................. 5.375      07/01/23       2,714,550
     3,000  New Hampshire Higher Educational & Health Facilities Authority,
              Hitchcock Clinic Ser 1994 (MBIA) ............................................ 6.00       07/01/24       2,977,020
 ---------                                                                                                         ------------
    16,000                                                                                                           15,724,870
 ---------                                                                                                         ------------
            Industrial Development/Pollution Control Revenue (4.6%)
     5,550  Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
 =========    Ser 1992 (AMT) (MBIA) ....................................................... 6.55       12/01/22       5,667,216
                                                                                                                   ------------
            Mortgage Revenue - Multi-Family (2.5%)
     3,000  Los Angeles Community Redevelopment Agency, California, Refg Ser 1994 A
 ---------    (AMBAC) ..................................................................... 6.55       01/01/27       3,052,860
                                                                                                                   ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Portfolio of Investments April 30, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                                  COUPON         MATURITY
 THOUSANDS                                                                                   RATE            DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (1.7%)
 $   2,000  Michigan Municipal Bond Authority, Ser 1994 A (FGIC) .........................    6.00%         12/01/13    $  2,067,940
 ---------                                                                                                              ------------

            Transportation Facilities Revenue (10.2%)
     3,995  San Francisco Airports Commission, California, San Francisco Int'l Airport
              Second Ser Refg (MBIA) .....................................................    6.75          05/01/20       4,256,872
     3,000  Atlanta, Georgia, Airport Ser 1994 B (AMT) (AMBAC) ...........................    6.00          01/01/21       2,989,140
     2,000  Hawaii, Airports Third Refg Ser of 1994 (AMT) (AMBAC) ........................    5.75          07/01/09       2,033,020
            Chicago Midway Airport, Illinois,
       770    1994 Ser A (AMT) (MBIA) ....................................................    6.25          01/01/14         792,846
       765    1994 Ser A (AMT) (MBIA) ....................................................    6.25          01/01/24         771,082
     2,000  New Jersey Transportation Trust Fund Authority, 1998 Ser A (FSA) .............    4.50          06/15/19       1,657,260
 ---------                                                                                                              ------------
    12,530                                                                                                                12,500,220
 ---------                                                                                                              ------------

            Water & Sewer Revenue (9.3%)
     4,000  Los Angeles, California, Wastewater Refg Ser 1993 A (MBIA) ...................    5.70          06/01/20       3,977,040
     4,000  Lee County, Florida, Water & Sewer 1999 Ser A (AMBAC) ........................    4.75          10/01/23       3,365,400
     1,000  New York City Municipal Water Finance Authority, New York, 1999 Ser A
              (FGIC) .....................................................................    4.75          06/15/31         812,120
     2,000  Toledo, Ohio, Waterworks Impr & Refg Ser 1999 (FGIC) .........................    4.75          11/15/17       1,748,660
     2,000  Charleston, South Carolina, Refg & Cap Impr Ser 1998 (Secondary FGIC) ........    4.50          01/01/24       1,597,480
 ---------                                                                                                              ------------
    13,000                                                                                                                11,500,700
 ---------                                                                                                              ------------

            Other Revenue (2.4%)
     3,000  Florida Department of Environmental Protection, Preservation 2000
              Ser 1999 A (FGIC) ..........................................................    5.25          07/01/13       2,943,870

            Refunded (15.5%)
     2,235  Chicago Midway Airport, Illinois, 1994 Ser A (AMT) (MBIA) ....................    6.25         01/01/04+       2,357,858
     2,000  Chicago State University, Illinois, Ser 1994 (MBIA) ..........................    6.15         12/01/04+       2,125,100
     5,000  Regional Transportation Authority, Illinois, Ser 1994 A (AMBAC) ..............    6.25         06/01/04+       5,310,100
     5,000  Indianapolis, Indiana, Gas Utility Refg Ser 1994 A (AMBAC) ...................    5.875        06/01/04+       5,241,500
     2,000  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA)
              (ETM) ......................................................................    5.375        01/01/25        1,890,280
     2,000  Wisconsin Health & Educational Facilities Authority, Marquette University
              Ser 1994 (FGIC) ............................................................    6.45         12/01/04+       2,133,660
 ---------                                                                                                              ------------
    18,235                                                                                                                19,058,498
 ---------                                                                                                              ------------
   121,715  TOTAL TAX-EXEMPT MUNICIPAL BONDS
 ---------  (Identified Cost $116,391,116)..............................................                                 118,854,370
                                                                                                                        ------------

                        See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Portfolio of Investments April 30, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                           COUPON           MATURITY
 THOUSANDS                                                                            RATE              DATE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
             SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (1.3%)
 $    800    East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1993
               (Demand 05/01/00) ...................................................  5.80*%           03/01/22    $    800,000
      800    Missouri Health & Educational Facilities Authority, Cox Health Ser 1997
               (MBIA) (Demand 05/01/00) ............................................  5.80*            06/01/15         800,000
 --------                                                                                                          ------------
    1,600    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
 --------    (Identified Cost $1,600,000) ....................................................................        1,600,000
                                                                                                                   ------------
 $123,315    TOTAL INVESTMENTS (Identified Cost $117,991,116) (a).................................       98.0%      120,454,370
 ========
             OTHER ASSETS IN EXCESS OF LIABILITIES ...............................................        2.0         2,396,575
                                                                                                        -----      ------------
             NET ASSETS ..........................................................................      100.0%     $122,850,945
                                                                                                        =====      ============

---------------
AMT     Alternative Minimum Tax.
COPs    Certificates of Participation.
ETM     Escrowed to maturity.
 +      Prerefunded to call date shown.
 *      Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,883,644 and the aggregate gross unrealized depreciation is $1,420,390, resulting in net unrealized appreciation of $2,463,254.


Bond Insurance:
---------------
  AMBAC        AMBAC Assurance Corporation.
Connie Lee     Connie Lee Insurance Company - A wholly owned subsidiary of AMBAC
               Assurance Corporation.
   FGIC        Financial Guaranty Insurance Company.
   FSA         Financial Security Assurance Inc.
   MBIA        Municipal Bond Investors Assurance Corporation.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (unaudited)

ASSETS:

Investments in securities, at value
   (identified cost $117,991,116)..................   $120,454,370
Cash ..............................................         65,116
Interest receivable ...............................      2,449,489
Prepaid expenses ..................................         11,917
                                                      ------------
     TOTAL ASSETS .................................    122,980,892
                                                      ------------
LIABILITIES:
Payable for:
     Investment management fee ....................         35,789
     Shares of beneficial interest repurchased.....         26,988
Accrued expenses ..................................         67,170
                                                      ------------
     TOTAL LIABILITIES ............................        129,947
                                                      ------------
     NET ASSETS ...................................   $122,850,945
                                                      ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
   (1,000,000 shares authorized of
   non-participating $.01 par value, none
   issued) ........................................        --
                                                      ------------
Common shares of beneficial interest
   (unlimited shares authorized of
   $.01 par value, 8,354,813 shares
   outstanding) ...................................   $119,735,267
Net unrealized appreciation .......................      2,463,254
Accumulated undistributed net investment
   income .........................................        570,487
Accumulated undistributed net realized gain .......         81,937
                                                      ------------
     TOTAL NET ASSETS .............................   $122,850,945
                                                      ============
NET ASSET VALUE PER COMMON SHARE
  ($122,850,945 divided by 8,354,813
    common shares outstanding) ....................         $14.70
                                                            ======

STATEMENT OF OPERATIONS
For the six months ended April 30, 2000 (unaudited)


NET INVESTMENT INCOME:

INTEREST INCOME ...............................    $3,598,191
                                                   ----------
EXPENSES
Investment management fee .....................       216,806
Professional fees .............................        33,414
Transfer agent fees and expenses ..............        14,824
Shareholder reports and notices ...............        13,537
Trustees' fees and expenses ...................        10,463
Registration fees .............................         8,170
Custodian fees ................................         4,793
Other .........................................         3,902
                                                   ----------
     TOTAL EXPENSES ...........................       305,909
Less: expense offset ..........................        (4,787)
                                                   ----------
     NET EXPENSES .............................       301,122
                                                   ----------
     NET INVESTMENT INCOME ....................     3,297,069
                                                   ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................       212,804
Net change in unrealized appreciation .........       200,260
                                                   ----------
     NET GAIN .................................       413,064
                                                   ----------
NET INCREASE ..................................    $3,710,133
                                                   ==========

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                          FOR THE SIX        FOR THE YEAR
                                                         MONTHS ENDED           ENDED
                                                        APRIL 30, 2000     OCTOBER 31, 1999
---------------------------------------------------------------------------------------------
                                                         (unaudited)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ..............................    $  3,297,069        $   6,881,180
Net realized gain (loss) ...........................         212,804             (130,867)
Net change in unrealized appreciation ..............         200,260          (11,659,790)
                                                        ------------        -------------
   NET INCREASE (DECREASE) .........................       3,710,133           (4,909,477)
                                                        ------------        -------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREHOLDERS FROM:
Net investment income ..............................      (3,397,004)          (6,859,999)
Net realized gain ..................................           --              (1,642,606)
                                                        ------------        -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...............      (3,397,004)          (8,502,605)
                                                        ------------        -------------
Decrease from transactions in common shares of
  beneficial interest ..............................      (3,743,170)          (2,439,781)
                                                        ------------        -------------
   NET DECREASE ....................................      (3,430,041)         (15,851,863)

NET ASSETS:
Beginning of period ................................     126,280,986          142,132,849
                                                        ------------        -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $570,487 and $670,422, respectively).............    $122,850,945        $ 126,280,986
                                                        ============        =============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Notes to Financial Statements April 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley Dean Witter Insured Municipal Securities
Notes to Financial Statements April 30, 2000 (unaudited) continued


which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2000 aggregated $4,370,306.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2000, the Trust had transfer agent fees and expenses payable of approximately $1,300.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,301. At April 30, 2000, the Trust had an accrued pension liability of $25,750 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not

Morgan Stanley Dean Witter Insured Municipal Securities
Notes to Financial Statements April 30, 2000 (unaudited) continued

declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:


                                                                                                                CAPITAL
                                                                                                                PAID IN
                                                                                                 PAR           EXCESS OF
                                                                                 SHARES         VALUE          PAR VALUE
                                                                             -------------   -----------   ----------------
Balance, October 31, 1998 ................................................     8,831,513      $ 88,315       $125,829,903
Treasury shares purchased and retired (weighted average discount 10.43%)*       (181,300)       (1,813)        (2,437,968)
                                                                               ---------      --------       ------------
Balance, October 31, 1999 ................................................     8,650,213        86,502        123,391,935
Treasury shares purchased and retired (weighted average discount 13.13%)*       (295,400)       (2,954)        (3,740,216)
                                                                               ---------      --------       ------------
Balance, April 30, 2000 ..................................................     8,354,813      $ 83,548       $119,651,719
                                                                               =========      ========       ============

----------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Trust had a net capital loss carryover of approximately $131,000, which will be available through October 31, 2007 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 28, 2000, the Trust declared the following dividends from net investment income:


              AMOUNT          RECORD           PAYABLE
            PER SHARE          DATE              DATE
          -------------   --------------   ---------------
            $0.065          May 5, 2000       May 19, 2000
            $0.065         June 9, 2000      June 23, 2000


Morgan Stanley Dean Witter Insured Municipal Securities
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:


                                                      FOR THE SIX                 FOR THE YEAR ENDED OCTOBER 31*
                                                      MONTHS ENDED    --------------------------------------------------------------
                                                     APRIL 30, 2000*    1999          1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------
                                                      (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period .................   $14.60        $16.09        $15.54      $15.08      $14.91       $13.20
                                                         ------        ------        ------      ------      ------       ------
Income (loss) from investment operations:
 Net investment income ...............................     0.39          0.78          0.80        0.80        0.80         0.79
 Net realized and unrealized gain (loss) .............     0.04         (1.33)         0.55        0.43        0.11         1.58
                                                         ------        ------        ------      ------      ------       ------
Total income (loss) from investment operations .......     0.43         (0.55)         1.35        1.23        0.91         2.37
                                                         ------        ------        ------      ------      ------       ------
Less dividends and distributions from:
 Net investment income ...............................    (0.40)        (0.78)        (0.81)      (0.81)      (0.81)       (0.75)
 Net realized gain ...................................      --          (0.19)          --          --          --           --
                                                         ------        ------        ------      ------      ------       ------
Total dividends and distributions ....................    (0.40)        (0.97)        (0.81)      (0.81)      (0.81)       (0.75)
                                                         ------        ------        ------      ------      ------       ------
Anti-dilutive effect of acquiring treasury shares ....     0.07          0.03          0.01        0.04        0.07         0.09
                                                         ------        ------        ------      ------      ------       ------
Net asset value, end of period .......................   $14.70        $14.60        $16.09      $15.54      $15.08       $14.91
                                                         ======        ======        ======      ======      ======       ======
Market value, end of period ..........................   $12.75       $12.625       $15.125     $14.375     $13.125      $12.625
                                                         ======        ======        ======      ======      ======       ======
TOTAL RETURN+ .......................................     4.22%(1)     (10.80)%       11.08%      16.12%      10.52%       20.61%

RATIOS TO AVERAGE NET ASSETS:
Total expenses .......................................     0.49%(2)      0.49%(3)      0.47%       0.47%       0.49%(3)     0.54%(3)
Net investment income ................................     5.32%(2)      5.04%         5.02%       5.27%       5.32%        5.51%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .............. $122,851      $126,281      $142,133    $138,941    $138,241     $141,738
Portfolio turnover rate ..............................      --             17%            7%       --             1%        --


-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%



                        See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Revised Investment Policy (unaudited)

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Insured Municipal Securities (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


MORGAN STANLEY
DEAN WITTER
INSURED
MUNICIPAL
SECURITIES


SEMIANNUAL REPORT
APRIL 30, 2000